PRIVATE CONTRACT FOR MINING OPERATION

This document sets forth the contract entered into by mutual agreement between Mr. **Néstor Enrique Borda**, Peruvian, identified with National ID 29364232, with residence in the Department of Puno, Carabaya Province, San Gabán District, Zindi Trinchera Farm, hereinafter called the **OWNER**, and on the other hand **AMR Project Peru S.A.C.**, registered in the Corporations Registry of the National Superintendence Office of Public Registries – Lima Office, on electronic record No. 11802199, represented by Mr. Mario Rotundo, of Canadian nationality, with passport No. BC 251295 with an address at Av. Javier Prado 620, office 406, Miraflores district, Lima, hereinafter called the **COMPANY**. This Contract is established on the following terms:

ONE.- The OWNER of the surface land has an area of 2,000 hectares located in the Limacpampa sector of the San Gabán District, Carabaya Province, Department of Puno, in adjudication for forestry purposes, which is enclosed in the polygon determined by vertices with the following coordinates: A.- (N)8,524,000 - (E)363,000; B.- (N)8,520,000 - (E)363,000; C.- (N)8,520,000 - (E)360,000; D.- (N)8,522,000 - (E)360,000; E.- (N)8,522,000 - (E)356,000; y F.- (N)8,524,000 - (E)356,000, which are found within sheet 27 V of the National Charter.

TWO.- The OWNER of the surface land exercises his right of ownership over said land, carrying out various economic activities, on the surface.

THREE.- By means of this CONTRACT, the OWNER gives full and absolute authorization and voluntary consent to the COMPANY to carry out the most extensive mining activity within the land described in the first clause of this CONTRACT, for exploration and exploitation of natural resources (gold) in the sub-soil and on the surface.

FOUR.- The COMPANY undertakes to make a payment for the authorization and consent given by the OWNER of the surface land for the COMPANY to be able to carry out mining activities within the land described in the first clause of this CONTRACT. Said payment will be referred to as COMPENSATION.

FIVE.- The COMPANY undertakes to deliver to the OWNER 6% of the gross gold production that is extracted as COMPENSATION. This compensation shall be solely and exclusively on the land described in the first clause. This compensation will be made provided that the requested mining concession is obtained.

SIX.- The OWNER undertakes to make the necessary transactions before the authorities that are required, under the rights that he has over the land described in the first clause, in order for the COMPANY to begin mining operations in the shortest possible period of time.

SEVEN.- The OWNER grants his express consent for the COMPANY to process Mining Concession rights in the name of the COMPANY over the land described in the first clause of this CONTRACT.

EIGHT.- The COMPANY undertakes to initiate the corresponding Mining Concession procedures over the land which is the subject of this CONTRACT, within 45 days from the date of subscription of this document.

NINE.- The Mining Concession rights obtained by the COMPANY over the land described in the first clause may not be transferred in whole or in part to any individual or legal entity without prior consent from the OWNER, with the rights of the OWNER over the lands and the rights acquired as a result of this CONTRACT being preserved in any event.

TEN.- Any rights and obligations arising from the Mining Concession obtained by the Company by virtue of this CONTRACT will be the responsibility of the COMPANY, with the exception of those specified in this document.

ELEVEN.- The rights granted by the OWNER to the COMPANY solely and exclusively involve mining operations and shall not involve any other right or activity without prior consent from the OWNER.

TWELVE.- This contract is of indefinite duration and may only be terminated by mutual agreement of all intervening parties.

THIRTEEN.- Any aspect not considered in this contract shall be resolved by the agreement of all the intervening parties of this CONTRACT or submitted to a settlement process without resorting to legal proceedings.

FOURTEEN.- The parties state that they have freely agreed to sign this contract, and that they have been under no pressure or conditioning.

This contract is executed in two identical counterparts on the 11th day of the month of January of 2006, in the city of Arequipa.

[*Illegible signature*]
NÉSTOR ENRÍQUEZ BORDA
National ID 29364232
OWNER

[*Signature*: Mario Rotundo]
MARIO ROTUNDO
AMR PROJECTS
MANAGER
PASSPORT No. BC 251295

[*Stamp:* ESTANISLAO DE LA CRUZ C., ENG. / ENGINEERS ASSOCIATION OF PERU / 1962 / EAP 17026]

[*Stamp*: I CERTIFY the authenticity of the signature of NESTOR ENRIQUE BORDA and MARIO ROTUNDO. Arequipa, January 11, 2006. / Signed by Dr. GORKY OVIEDO ALARCÓN / NOTARY / LAWYER]

[*Stamp*: Dr. GORKY OVIEDO ALARCÓN / NOTARY / LAWYER]

CONTRATO PRIVADO PARA EXPLOTACION MINERA

Conste por el presente documento el contrato que celebran de mutuo acuerdo los señores **Néstor Enríque Borda**, peruano, identificado con D.N.I. 29364232, con domicilio en el departamento de Puno, Provincia Carabaya, Distrito San Gabán, Fundo Granja Zindi Trinchera, el que en adelante se denominará **EL PROPIETARIO**, y por otra parte la empresa **AMR Project Perú SAC**, inscrita en el Registro de Personas Jurídicas de la Superintendencia Nacional de Registros Públicos – Oficina Lima, en la partida electrónica N° 11802199 representada por el Sr. Mario Rotundo de nacionalidad canadiense, con pasaporte N° BC 251295 con domicilio en Av. Javier Prado 620, oficina 406, distrito Miraflores, Lima el que en adelante se denominará **LA EMPRESA**. El presente Contrato se establece en los siguientes términos:

PRIMERO.- El PROPIETARIO del terreno superficial tiene en adjudicación con fines forestales un área de 2000 hectáreas ubicadas en el sector Limacpampa, del Distrito San Gabán, Provincia Carabaya, departamento de Puno, el mismo que se encuentra encerrado en la poligonal determinada por los vértices, cuyas coordenadas son: A.- (N)-8'524,000 – (E)363,000; B.- (N)8'520,000 - (E)363,000; C.- (N)8'520,000 - (E)360,000; D.- (N) 8'522,000 - (E)360,000; E.- (N)8'522,000 - (E)356,000; y F.-(N)8'524,000 - (E)356,000, las mismas que se encuentran dentro de la hoja 27 V de la Carta Nacional.

SEGUNDO.- Sobre dicho terreno El PROPIETARIO del terreno superficial viene ejerciendo su derecho posesorio y desarrollando actividades económicas diversas, ubicadas en la superficie.

TERCERO.- Mediante el presente CONTRATO, el PROPIETARIO, da plena y absoluta autorización y voluntario consentimiento a LA EMPRESA para que desarrolle la más amplia actividad minera dentro de los terrenos descritos en la cláusula primera del presente CONTRATO, para la exploración, explotación, de recurso mineral (oro) del sub-suelo y la superficie.

CUARTO.- La EMPRESA se compromete a realizar un pago por la autorización y consentimiento que da El PROPIETARIO del terreno superficial para que LA EMPRESA pueda realizar la actividad minera dentro de los terrenos descritos en la cláusula primera del presente CONTRATO. Dicho pago se denominará COMPENSACIÓN.

QUINTO.- La EMPRESA se compromete a entregar al PROPIETARIO el 6% de la producción bruta que se extraiga de oro como COMPENSACIÓN. Esta compensación será única y exclusivamente sobre el terreno descrito en la cláusula primera. Esta compensación se hará efectiva siempre y cuando que se obtenga la concesión minera solicitada.

SEXTO.- El PROPIETARIO se compromete a realizar las gestiones necesarias ante las instancias que se necesiten, en virtud a los derechos que tiene sobre los terrenos descritos en la cláusula primera, a fin de que LA EMPRESA logre en el más abreve plazo iniciar las operaciones mineras.

ENE 2006

ING. ESTANISLAO DE LA CRUZ C.
COLEGIO DE INGENIEROS DEL PERU
CIP. 17026

SEPTIMO.- El PROPIETARIO otorga su expreso consentimiento para que LA EMPRESA tramite a nombre de LA EMPRESA los derechos de Concesión Minera sobre los terrenos descritos en la cláusula primera del presente CONTRATO.

OCTAVO.- LA EMPRESA, se compromete a iniciar los trámites correspondientes de Concesión Minera sobre los terrenos materia del presente CONTRATO, en un plazo no mayor de 45 días, contados a partir de la firma del presente documento.

NOVENO.- Los derechos de Concesión Minera que LA EMPRESA obtenga sobre los terrenos descritos en la cláusula primera no podrán ser transferidos en su totalidad o en parte a ninguna otra persona natural o jurídica sin el previo consentimiento de El PROPIETARIO, quedando en cualquier caso preservado los derechos que El PROPIETARIO tiene sobre los terrenos y los adquiere como producto del presente CONTRATO.

DÉCIMO.- Los derechos y obligaciones que se deriven de la Concesión Minera que LA EMPRESA tramite en mérito al presente CONTRATO serán íntegramente asumidas por LA EMPRESA, a excepción de los precisados en el presente documento.

DÉCIMO PRIMERO.- Los derechos que El PROPIETARIO entrega a LA EMPRESA, compromete única y exclusivamente a la explotación minera y no deberán comprometer ningún otro derecho o actividad sin el previo consentimiento del PROPIETARIO.

DÉCIMO SEGUNDO.- El presente contrato es de duración indefinida y sólo podrá ser resuelto por acuerdo de todas las partes que intervienen.

DÉCIMO TERCERO.- Cualquier aspecto no contemplado en el presente contrato será resuelto por acuerdo de todas las partes que intervienen en el presente CONTRATO o sometido a un proceso de conciliación sin recurrir a la vía judicial.

DÉCIMO CUARTO.- Las partes declaran que la firma del presente contrato se realiza por plena voluntad de las partes, no mediando ningún tipo de presión o condicionamiento.

Se firma el presente contrato a los 11 días del mes de enero del 2006, en la ciudad de Arequipa, en dos ejemplares.

ING. ESTANISLAO DE LA CRUZ C.
CIP. 17026

NÉSTOR ENRIQUE BORDA
D.N.I. 29364232
PROPIETARIO

MARIO ROTUNDO
AMR PROYECYTS
GERENTE
PASAPORTE Nº BC 251295

CERTIFICO: La autenticidad de la(s) firma(s) que antecede(n) que pertenece(n) Nestor Enrique Borda — Mario Rotundo

Arequipa, 11 ENE. 2006

Dr. Gorky Oviedo Alarcón
ABOGADO-NOTARIO

Dr. GORKY OVIEDO AL...
NOTARIO ABOGADO
AREQUIPA - PERU